Rule 497(e)
                                                               File No.  2-89550
                  FutureFunds Series Account
                              of
         Great-West Life & Annuity Insurance Company

            Supplement effective July 26, 1999 to
                     the May 1, 1999 Prospectus


On Page 10 of the prospectus, please delete the disclosures regarding the Maxim Value Index Portfolio and Maxim Growth Index Portfolio and replace with the following:

o Maxim Value Index Portfolio seeks to provide investment results, before fees, that track the total return of the common stocks that comprise the S&P/Barra Value Index.1

o Maxim Growth Index Portfolio seeks to provide investment results, before fees, that track the total return of the common stocks that comprise the S&P/Barra Growth Index.1

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1 Standard & Poor's and Barra are not sponsors of, or in any other way affiliated with, the Maxim Growth Index and Maxim Value Index Portfolios or Maxim Series Fund.